UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR l5(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 21, 2019

Rich Uncles Real Estate Investment Trust I

(Exact name of registrant as specified in its charter)

California	000-55623	37-6511147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, CA 92626

(Address of principal executive offices)

(Zip Code)

855-742-4862

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events.

As previously announced, in January 2019 Rich Uncles Real Estate Investment Trust I (the “Company”) commenced a review of strategic alternatives which includes marketing its entire real estate portfolio for disposition by sale, merger or other transaction structure, subject to the approval of the Company's shareholders. Numerous potential acquirors participated in a multi-round process resulting in a short list of bidders submitting proposals to the REIT I Special Committee of Independent Trust Managers (“Special Committee”) for preliminary review. Following a review of those proposals, the Special Committee determined to commence an exclusive due diligence process with RW Holdings NNN REIT, Inc. (“NNN REIT”), a real estate investment program that is also sponsored by the Company’s sponsor BrixInvest, LLC. Both parties and their advisors are continuing to evaluate a potential transaction and although neither party has set a definitive timetable for completion of their respective due diligence, the Company expects that the due diligence process will be completed during the third quarter of 2019.

If the parties are able to agree on price and other terms for a transaction, then the Special Committee and the Board would be in a position to announce and present a fully negotiated and approved sale or merger transaction for shareholder approval. If shareholder approval is obtained and other conditions to the transaction are satisfied, then the sale or merger transaction would proceed in accordance with the negotiated terms. While the Company remains optimistic at this stage of the process, there can be no assurance that a sale or merger transaction will occur at any time if at all, or that any such transaction would conclude during 2019.

We do not intend to discuss or disclose further developments during the strategic review process unless and until the Company’s board of trust managers approves a specific transaction, determines to discontinue the strategic review process or otherwise determines that further disclosure is appropriate.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

By:	/s/ Raymond J. Pacini
Raymond J. Pacini
Chief Financial Officer

Dated: June 21, 2019